UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: July 31, 2020

(Date of earliest event reported)

PennantPark Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-00736	20-8250744
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

590 Madison Avenue, 15th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

212-905-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	PNNT	The Nasdaq Stock Market LLC
5.50% Notes due 2024	PNNTG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Joint Venture

On July 31, 2020, PennantPark Investment Corporation (the “Company”), and certain entities and managed accounts of the private credit investment manager of Pantheon Ventures (UK) LLP (“Pantheon”) entered into an amended and restated limited liability company agreement (the “LLC Agreement”) to co-manage a newly-formed joint venture, PennantPark Senior Loan Fund, LLC (the “Joint Venture”).

Credit Facility Amendment

On July 31, 2020 (the “Effective Date”), PennantPark Investment Funding I, LLC (the “Borrower”), a wholly-owned subsidiary of the unconsolidated Joint Venture, entered into an amendment (the “Credit Facility Amendment”) to the following documents governing the senior secured revolving credit facility (as amended, the “Credit Facility”): (i) the revolving credit and security agreement, with the lenders from time to time parties thereto, BNP Paribas, as administrative agent, the Company, as sponsor, the Joint Venture, as equityholder, PennantPark Investment Advisers, LLC, as servicer, and The Bank of New York Mellon Trust Company, National Association, as collateral agent, and (ii) the purchase and sale agreement by and between the Borrower, as purchaser, and the Company, as seller.

The Credit Facility Amendment, among other things, reflects the acquisition of the equity interests in the Borrower by the Joint Venture and adopts ARRC-recommended LIBOR transition language.

The description above is only a summary of the material terms included in the LLC Agreement and the Credit Facility Amendment and is qualified in its entirety by reference to a copy of the LLC Agreement and the Credit Facility Amendment, filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 to this report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure

On August 4, 2020, the Company issued a press release announcing the launch of the Joint Venture. A copy of the press release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information disclosed under this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This report on Form 8-K, including Exhibit 99.1 furnished herewith, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should understand that under Section 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in periodic reports the Company files under the Exchange Act. All statements other than statements of historical facts included in this press release are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. You should not place undue influence on such forward-looking statements as such statements speak only as of the date on which they are made.

Item 9.01.	Financial Statements and Exhibits

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

10.1 Limited Liability Company Agreement of PennantPark Senior Loan Fund, LLC, dated as of July 31, 2020, by and among PennantPark Investment Corporation, Pantheon Private Debt Program SCSp SICAV – RAIF In Respect Of Its Compartment Pantheon Senior Debt Secondaries II (USD) and Solutio Premium Private Debt I SCSp.

10.2 First Omnibus Amendment, dated as of July 31, 2020, by and among PennantPark Investment Funding I, LLC, as borrower, PennantPark Senior Loan Fund, LLC, as equityholder of the borrower, PennantPark Investment Corporation, PennantPark Investment Advisers, LLC, as servicer, and The Bank of New York Mellon Trust Company, National Association, as collateral agent, Sterling National Bank, as lender and BNP Paribas, as administrative agent and as lender.

99.1 Press Release of PennantPark Investment Corporation dated August 4, 2020.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2020	PENNANTPARK INVESTMENT CORPORATION

	By:	/s/ Aviv Efrat
Aviv Efrat
Chief Financial Officer & Treasurer